VOYA INVESTMENT MANAGEMENT

7337 EAST DOUBLETREE RANCH ROAD, SUITE 100

SCOTTSDALE, AZ 85258

August 19, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Voya Separate Portfolios Trust

  SEC File Nos. 333-141111; 811-22025

Ladies and Gentlemen:

On behalf of Voya Separate Portfolios Trust, (the “Registrant”) and pursuant to Rule 497 under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a 497(c) filing, dated July 28, 2016, to the Prospectuses dated July 29, 2016, for Class P shares of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund; Class A, Class I, Class R6, Class SMA, and Class P shares of Voya Investment Grade Credit Fund; and Class A, Class I, and Class P shares of Voya Securitized Credit Fund. The purpose of the filing is to submit the 497(c) filing data in XBRL for these Registrants.

Should you have any questions or comments regarding this filing, please contact Jay Stamper at 480-477-2660 or the undersigned at 480-477-2650.

Very truly yours,

/s/ Kristen Freeman
Kristen Freeman
Vice President and Counsel
Voya Investment Management – Voya Family of Funds

Attachment

cc:   Huey P. Falgout, Jr., Esq.

  Voya Investments, LLC

  Elizabeth J. Reza, Esq.

  Ropes & Gray LLP